EXHIBIT 10.3

NEITHER THIS WARRANT NOR THE SHARES OF STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES LAWS. THIS WARRANT AND SAID SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND NEITHER THIS WARRANT, SAID SHARES OR ANY INTEREST THEREIN MAY BE TRANSFERRED, SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT THERETO UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER HEREOF THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.


                       Void after 5:00 p.m., Pacific Time
                     on April 16____________________, 2009.


                              CIMETRIX INCORPORATED


                          COMMON STOCK PURCHASE WARRANT


                           --------------------------


     This certifies that as of April 16, 2004 (the "Grant Date"), for value received, Dennis P. Gauger (the "Purchaser") or registered assigns (the
Purchaser or such assignee, as applicable, being referred to herein as the "Holder"), is hereby granted this warrant entitling the Holder to purchase 35,000 shares of Common Stock, par value $.0001 per share (the "Common Stock"), of Cimetrix Incorporated, a Nevada corporation (the "Company") (this certificate and the warrant evidenced hereby being, collectively, this "Warrant") at $0.35 per share of Common Stock (the "Exercise Price") on the terms and conditions set forth below. The number of shares of Common Stock to be received upon the exercise of this Warrant (the "Warrant Shares") and the Exercise Price may be adjusted from time to time as hereinafter set forth. This Warrant is issued pursuant to, and in substitution for the incentive stock option described in Exhibit A to that certain Independent Contractor Agreement, dated as of the Grant Date, between the Company and the Purchaser (the "Independent Contractor Agreement"). All terms used but not defined herein shall have the meaning ascribed thereto in the Independent Contractor Agreement.

     1. Exercise of Warrant. Subject to the provisions of Sections 2 and 3 below, this Warrant may be exercised at any time or from time to time on or after the Grant Date, but in any event no later than the first to occur of: (i) 5:00 p.m., Mountain time, on April 16, 2009 or if such date is a day on which federal or state-chartered banking institutions in Utah are authorized by law to close, then on the next succeeding day which shall not be such a day; or (ii) one year after the Purchaser ceases for any reason

(whether voluntarily or involuntarily) to be an employee or independent contractor for the Company. Such exercise shall be effective upon presentation and surrender to the Company at its principal office or at the office of its stock transfer agent, if any, of this Warrant with the duly executed Notice of Exercise form set forth on Exhibit A (attached hereto and made a part hereof by this reference) (the "Notice of Exercise"). The Notice of Exercise must be accompanied by payment, in cash or by certified or official bank check, payable to the order of the Company, in the amount of the Exercise Price for the number of the Warrant Shares with respect to which such Notice of Exercise is being delivered, together with all taxes applicable upon such exercise and all expenses of the Company, if any, required to be reimbursed by the Holder pursuant to Section 6(a) below. The number of Warrant Shares that may be purchased upon exercise of this Warrant may be adjusted, if at all, in accordance with Section 8 below. The Company may require the Holder to execute such further documents and make certain representations and warranties as the Company deems necessary to ensure compliance with exemptions from applicable federal and state securities laws as required by Section 3 below.

     2. Exercisability Period. Notwithstanding Section 1 above and any other provision herein to the contrary, this Warrant shall become exercisable in serial increments equal to 25% of the Warrant Shares every calendar quarter, commencing July 16, 2004, as follows provided the Purchaser is still employed by the Company or engaged by the Company as an independent contractor on the applicable quarterly vesting date:

                                          Percent Exercisable
  Quarterly Exercisability Date               Per Quarter          Cumulatively
----------------------------------        -------------------      ------------
        July 16, 2004                             25%                   25%
        Oct. 16, 2004                             25%                   50%
        Jan. 16, 2005                             25%                   75%
        Apr. 16, 2005                             25%                  100%

     In addition, the Warrant will become fully and immediately exercisable and vested upon the occurrence of a "Change in Control," as defined in the Cimetrix Incorporated 1998 Incentive Stock Option Plan, if the Change in Control occurs after September 16, 2004. If the Holder ceases to be an employee of or independent contractor for the Company prior to April 16, 2005, then other than in the case of a Change in Control occurring after September 16, 2004, the portion of this Warrant that has not become exercisable under the above schedule as of the date of the Purchaser's termination of service shall automatically lapse and terminate and shall not longer be exercisable. For example, if the Purchaser ceases to be an employee of or independent contractor for the Company effective December 31, 2004, this Warrant would be exercisable only as to 50% of the Warrant Shares (the remaining portion of the Warrant would lapse).

     3. Compliance with Securities Laws. This Warrant may not be exercised by the Holder unless at the time of exercise (i) a registration statement registering the Warrant Shares upon such exercise is effective under the Securities Act of 1933, as amended (and together with the rules and regulations promulgated thereunder, collectively, the "Securities Act"), or the transaction in which such Warrant Shares are to be issued is exempted from the application of the registration requirements of the Securities Act and applicable state securities laws, and (ii) the Warrant Shares have been registered or qualified under any applicable state securities laws or an exemption from registration or qualification is available under such laws. This Warrant may not be exercised so long as the Holder is in default under the representations, warranties or covenants of this Warrant or the Services Agreement.

     4. Stock Fully Paid; Reservation of Shares. All Warrant Shares that may be issued upon the exercise of this Warrant shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. The Company hereby covenants and agrees that at all times during the period this Warrant is exercisable it shall reserve from its authorized and unissued Common Stock for issuance and delivery upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance and delivery upon exercise of this Warrant. The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

     5. Fractional Shares. No fractional shares or stock representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional shares which would otherwise be issuable, the Company shall, in its sole discretion, either (i) pay cash equal to the product of such fraction multiplied by the value of one share of Common Stock on the date of exercise, as determined in good faith by the Company's Board of Directors, or (ii) issue the number of Warrant Shares rounded to the nearest whole number.

     6. Transfer, Exchange, Assignment or Loss of Warrant or Certificates.

     (a) This Warrant may not be assigned or transferred except as provided herein and in accordance with and subject to the provisions of the Securities Act and any applicable state securities laws. Any purported transfer or assignment made other than in accordance with this Section 6 and Section 9 hereof shall be null and void and of no force and effect.

     (b) This Warrant shall be transferable only upon the receipt of an opinion of counsel satisfactory to the Company to the effect that (i) the transferee is a person to whom the Warrant may be legally transferred without registration under the Securities Act or any state securities laws; and (ii) such transfer will not violate any applicable law or governmental rule or regulation including, without limitation, any applicable federal or state securities law. Prior to any transfer or assignment of this Warrant, the assignor or transferor shall reimburse the Company for its reasonable expenses, including attorneys' fees, incurred in connection with the transfer or assignment.

     (c) Any assignment permitted hereunder shall be made by surrender of this Warrant to the Company at its principal office with the duly executed Assignment Form set forth on Exhibit B attached hereto and made a part hereof by this reference and funds sufficient to pay any transfer tax. In such event, the Company shall, upon reimbursement of the Company's expenses in accordance with
Section 6(a) above, execute and deliver a new Warrant in the name of the assignee named in such Assignment Form, and this Warrant shall promptly be cancelled. This Warrant may be divided or combined with other Warrants which carry the same rights upon presentation thereof at the principal office of the Company together with a written notice signed by the Holder thereof, specifying the names and denominations in which new Warrants are to be issued. The terms "Warrant" and "Warrants" as used herein include any Warrants in substitution for or replacement of this Warrant, or into which this Warrant may be divided or exchanged.

     (d) Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate representing Warrant Shares issued upon the exercise hereof and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, and, in the case of any such mutilation, upon surrender and cancellation of this Warrant or such stock certificate, the Company will execute and deliver a new Warrant or stock certificate of like tenor and date, and any such lost, stolen, destroyed or mutilated Warrant or stock certificate shall thereupon become void.

     (e) Each of the Holders of this Warrant, the Warrant Shares or any other security issued or issuable upon exercise of this Warrant shall indemnify and hold harmless the Company, its directors and officers, and each person, if any, who controls the Company, against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director, officer or any such person may become subject under the Securities Act or any statute or common law, insofar as such losses, claims, damages or liabilities, or actions in respect thereof, arise out of or are based upon the disposition by such Holder of the Warrant, the Warrant Shares or other such securities in violation of the terms of this Warrant.

     7. Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder by virtue hereof are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

     8. Adjustment of Exercise Price and Number of Shares. The number and kind of securities issuable upon the exercise of this Warrant and the Exercise Price of such securities shall be subject to adjustment from time to time upon the happening of any of the following events after the Grant Date:

     (a) Subdivision or Combination of Common Stock. If the Company at any time subdivides (by any stock split, stock dividend or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, or combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder of this Warrant shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which it would have owned or have been entitled to receive after the happening of any of the events described above had this Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. If the Holder is entitled to receive shares of two or more classes of capital stock of the Company pursuant to the foregoing upon exercise of the Warrant, the Company shall determine the allocation of the adjusted Exercise Price between the classes of capital stock. After such allocation, the exercise privilege and the Exercise Price of each class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this Section. An adjustment made pursuant to this paragraph (a) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event. Such adjustment shall be made successively whenever such a subdivision, combination or reclassification is made.

     (b) Adjustment in Exercise Price. Whenever the number of Warrant Shares purchasable upon the exercise of each Warrant is adjusted as provided in this Section, the Exercise Price payable upon exercise of each Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of each Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares purchasable immediately thereafter.

     9. Transfer to Comply with the Securities Act and State Securities Laws.

     (a) Neither this Warrant, the Warrant Shares, any other security issued or issuable upon exercise of this Warrant, nor any interest therein may be sold, transferred or otherwise disposed of except to a person who, in the opinion of counsel to the Holder reasonably satisfactory to the Company, is a person to whom this Warrant or such Warrant Shares may legally be transferred pursuant to
Section 6 hereof without registration and without the delivery of a current prospectus under the Securities Act with respect thereto or in reliance upon a valid exemption from the registration requirements of applicable securities laws and then only upon compliance by the Holder and such purchaser with the requirements of Section 6 and against receipt of an agreement of such person to comply with the provisions of this Warrant with respect to any resale or other disposition of this Warrant and/or such securities, as applicable.

     (b) The Holder, by acceptance of this Warrant, agrees that the Warrant Shares to be issued upon exercise hereof are being acquired for the account of the Holder for investment and not with a view to, or for resale in connection with, the distribution thereof and that the Holder will not offer, sell or otherwise dispose of such Warrant Shares except under circumstances which will not result in a violation of the Securities Act and all applicable state securities laws. The Holder represents that the Holder has no present intention of distributing or reselling the Warrant Shares.

     (c) The Company may cause the following legend, or one of similar substance, to be set forth on each certificate representing Warrant Shares or any other security issued or issuable upon exercise of this Warrant, unless the Holder delivers an opinion of counsel satisfactory to the Company that such legend is unnecessary:

     THE SECURITIES OF THE COMPANY EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION
     REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND VARIOUS APPLICABLE STATE SECURITIES LAWS. NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED, ASSIGNED OR ENCUMBERED BY A SECURITY INTEREST, UNLESS THE PURCHASE, TRANSFER, ASSIGNMENT, PLEDGE OR GRANT OF SUCH SECURITY INTEREST COMPLIES WITH ALL STATE, FEDERAL AND OTHER APPLICABLE SECURITIES LAWS AND UNLESS THE SELLER, TRANSFEROR, ASSIGNOR, PLEDGOR OR GRANTOR OF SUCH SECURITY INTEREST PROVIDES AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT THE TRANSACTION CONTEMPLATED WOULD NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY OTHER APPLICABLE SECURITIES LAWS. THE SECURITIES ARE ALSO SUBJECT TO THE TERMS AND CONDITIONS OF A WARRANT, DATED AS OF ________________________, 2004, ISSUED BY CIMETRIX INCORPORATED TO THE HOLDER THEREOF. TRANSFERABILITY OF THE SECURITIES IS THEREFORE LIMITED AND INVESTORS MUST BEAR THE ECONOMIC RISK OF THEIR INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

     10. Governing Law. This Warrant shall be governed by, and construed in accordance with, the laws of the State of Utah applicable to contracts entered into and to be performed wholly within Utah, without the application of any conflicts of laws principles of any state. Each of the Company and the Holder submits itself or himself to the exclusive jurisdiction of the federal and state courts of the State of Utah.

     11. Modification and Waiver. This Warrant and any provision hereof may be modified, amended, waived or discharged only by an instrument in writing signed by the party against which enforcement of the same is sought.

     12. Notice. Notices and other communications to be given to the Holder shall be delivered by hand or mailed, postage prepaid, to such address as the Holder shall have designated by written notice to the Company as provided in this Section. Notices or other communications to the Company shall be deemed to have been sufficiently given if delivered by hand or mailed postage prepaid to the Company at 6979 South High Tech Drive, Salt Lake City, Utah 84047, or such other address as the Company shall have designated by written notice to the Holder as provided in this Section. Notice by mail shall be deemed given when deposited in the United States mail, postage prepaid, as herein provided.

     13. Construction. The descriptive headings of the several paragraphs and sections of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. Unless otherwise indicated, references to sections shall be construed as references to the corresponding Sections of this Warrant.

     14. Attorneys' Fees. The party to this Warrant that prevails in any dispute or claim between the parties to this Warrant, to the extent such dispute or claim arises out of this Warrant, shall be entitled to recover reasonable costs and attorneys' fees relating to such dispute or claim.


      [remainder of page intentionally left blank; signature page follows]

     IN WITNESS WHEREOF, the Company and the Purchaser have executed this Warrant effective as of the Grant Date.

                                    COMPANY:

                                    CIMETRIX INCORPORATED
                                    a Nevada corporation
July 30, 2004

                                    By:/S/ Robert H. Reback
                                    -----------------------
                                    Name: Robert H. Reback
                                    Title: President and Chief Executive Officer


                                   PURCHASER:


                                    By:/S/ Dennis P. Gauger
                                    -----------------------
                                    Name: Dennis P. Gauger, an individual
                                          resident of the State of Utah

EXHIBIT A


                               NOTICE OF EXERCISE
                               ------------------


TO:      CIMETRIX INCORPORATED (the "Company"):
                                     -------


     1. The undersigned holder of the attached warrant (the "Warrant") hereby elects to purchase _____________________ Warrant Shares (as defined in the Warrant).

     2. Please issue a certificate or certificates representing such Warrant Shares in the name of the undersigned.



---------------
       (DATE)

         ---------------------------------------
                     (SIGNATURE)

         ---------------------------------------
                 (PRINT OR TYPE NAME)

EXHIBIT B


                                 ASSIGNMENT FORM


                                                   Dated: ____________________


     FOR VALUE RECEIVED, _____________________ hereby sells, assigns, and transfers unto ______________________ (please type or print) ______________________________ (address) the right to purchase Common Stock represented by the warrant attached hereto to the extent of _____________ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint Cimetrix Incorporated (the "Company") and/or its transfer agent as attorney to transfer the same on the books of the Company with full power of substitution in the premises.



                                   ---------------------------------------
                                   (SIGNATURE)